Wells Fargo Securities 11 Annual Pipeline, MLP and Energy Symposium December 4, 2012 © Copyright 2012 Buckeye Partners, L.P. Exhibit 99.1 th

LEGAL NOTICE/FORWARD-LOOKING STATEMENTS
© Copyright 2012 Buckeye Partners, L.P.

This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation.  These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,”
“expect,” “forecast,” “intend,” “plan,” “position,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology.  In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements.  These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting
Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control.  Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements.  The factors listed in the “Risk Factors”
sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements.  Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement.

INVESTMENT HIGHLIGHTS
• Over 125 years of continuous operations, with a 26-year track record as a publicly traded MLP on the
NYSE
• Market capitalization near $5.0 billion
• Lower cost of capital realized from elimination of GP IDRs
• Investment grade credit rating with a conservative approach toward financing growth
• Increased geographic and product diversity resulting from recent acquisitions
• Growth opportunities to unlock significant value from acquisition of assets from major petroleum companies - “Terminal Franchise”
• Opportunities for significant internal growth projects on legacy and recently acquired assets
• Paid cash distributions each quarter since formation in 1986
Petroleum storage tanks at our Macungie terminal in Pennsylvania Aerial view of BORCO’s six offshore jetties with tank farm in the distance
© Copyright 2012 Buckeye Partners, L.P.

MANAGEMENT OBJECTIVES
Achieving Financial and Operational Excellence
•
The current management team has consistently executed on each element of our strategy to transform Buckeye into a best-in-class asset manager by:
• Implementing best practices across our business, including acquired assets
• Improving our cost structure through an organizational restructuring in 2009
• Expanding our asset portfolio through conservatively financed, accretive acquisitions, and organic growth projects
• Diversifying our legacy business into new geographies, products, and asset classes
• Reducing cost of capital through the buy-in of our general partner
•
We continue to be committed to our mission of delivering superior returns through our talented, valued employees and our core strengths of:
• Best-in-class customer service
• Operational excellence that provides consistent, reliable performance to optimize the assets we own and operate
• An unwavering commitment to safety, environmental responsibility, regulatory compliance, and personal integrity
• An entrepreneurial approach toward asset acquisition and development
© Copyright 2012 Buckeye Partners, L.P.

CEO SUCCESSION AND STRATEGIC ORGANIZATIONAL REALIGNMENT
CEO succession effective 1Q 2012:
• Clark C. Smith, Buckeye’s President and Chief Operating Officer,
succeeded Forrest E. Wylie as Chief Executive Officer, and joined the
Board of Directors of Buckeye’s general partner.
• Forrest E. Wylie continues to serve as Non-Executive Chairman of the
Board, where he remains active in developing our strategic vision.
© Copyright 2012 Buckeye Partners, L.P.

Board of Directors
Forrest E. Wylie
Chairman
Clark C. Smith
Chief Executive Officer
Robert A. Malecky
President, Domestic
Pipelines and Terminals
Domestic
Pipelines
BORCO
Terminal
Yabucoa
Terminal
Natural Gas
Storage
Mark S. Esselman
Global
Human Resources
Keith E. St.Clair
Chief Financial
Officer
Khalid A. Muslih
Corp. Development &
Strategic Planning
Development
& Logistics
Mary F. Morgan
President, International
Pipelines and Terminals
Energy
Services
Jeremiah J. Ashcroft, III
President,
Buckeye Services
Domestic
Terminals
Strategic Organizational Realignment, effective 1Q 2012; Buckeye operations organized into three business units, each headed by a
President.
• Domestic Pipelines & Terminals
• International Pipelines & Terminals
• Buckeye Services
Management Structure after Reorganization
      Strategic Organizational Realignment rationale:
Previous structure organized around functions (e.g., commercial, operations, etc.).
Growth has resulted in increased complexities in each of Buckeye’s business areas, requiring focus and ownership of skilled executives on a daily basis.
Allows business unit Presidents to focus on all aspects of performance–including commercial, operational, and financial performance–of their respective business unit.
Presidents of business units accountable for overall performance of those units.
William  H. Schmidt, Jr.
General Counsel

ORGANIZATIONAL OVERVIEW
Three Business Operating Units
Domestic Pipelines & Terminals
• Over 6,000 miles of pipeline with ~100 delivery locations
• Approximately 100 liquid petroleum product terminals
• Approximately 41 million barrels of liquid petroleum product storage capacity
International Pipelines & Terminals
• Over 28 million barrels of storage capacity at 2 terminal facilities in The Bahamas (~23 million) and Puerto Rico (~5 million)
• Deep water berthing capability to handle ULCCs and VLCCs
in The Bahamas
• Announced expansion underway to add approximately 4.7 million barrels at Bahamian facility; 1.9 million barrels placed in service 2  half 2012
Buckeye Services
Natural Gas Storage
• ~30 Bcf of working natural gas storage capacity in Northern California
Energy Services
• Markets refined petroleum products in areas served by Domestic Pipelines &
Terminals
• 5 terminals with ~1 million barrels of storage capacity
Development & Logistics
• Operates and/or maintains third-party pipelines under agreements with major oil and chemical companies
(1) See Appendix for Non-GAAP Reconciliations
© Copyright 2012 Buckeye Partners, L.P.

74.0%
23.1%
0.9%
0.4%
1.6%
2011 ADJUSTED EBITDA (1)
nd

Buckeye Partners, L.P. Footprint
Buckeye Owned and Operated Pipelines
Domestic Terminal Locations
International Operations
Contract Pipe Line Operations
Delivery Locations
Lodi Gas Storage, L.L.C.
Joint Ventures
WesPac Pipelines–Memphis, LLC
West Shore Pipe Line Company
Muskegon Pipeline LLC
South Portland Terminal LLC
Sacramento
Reno
San Diego
Green Bay
Des Moines
Chicago
Detroit
Pittsburgh
Macungie
New York City
Perth Amboy
Indianapolis
Lima
St. Louis
Louisville
Richmond
Memphis
Atlanta
Birmingham
Montgomery
El Paso
Houston
Lake Charles
Tampa
Miami
Bahamas
Puerto Rico

BUCKEYE PARTNERS, L.P.

BUCKEYE SYSTEM MAP © Copyright 2012 Buckeye Partners, L.P. 7

VALUE CREATION/GROWTH DRIVERS
$4 Billion Invested Since 2008
Recent Transactions (1)
2012
• Perth Amboy, New Jersey Marine Terminal,
$260.0 million
2011
• BORCO Marine Terminal, $1.7 billion
• BP Pipeline & Terminal Assets, $165.0 million
• Maine Terminals and Pipeline, $23.5 million
2010
• Buy-in of BPL’s general partner, 20 million units issued
• Yabucoa, Puerto Rico Terminal, $32.6 million
• Opelousas, Louisiana Terminal, $13.0 million
• Additional Equity Interest in West Shore Pipe Line Company,
$13.5 million
2009
• Blue/Gold Pipeline and Terminal Assets, $54.4 million
2008
• Lodi Natural Gas Storage, $442.4 million
• Farm & Home Oil Company
(2)
, $146.2 million
(3)
• Niles and Ferrysburg, Michigan Terminals, $13.9 million
• Albany, New York Terminal, $46.9 million
© Copyright 2012 Buckeye Partners, L.P.

(1) Excludes acquisitions with a value of $10 million or lower
(2) Now Buckeye Energy Services
(3) Buckeye sold the retail division of Farm & Home Oil Company in 2008 for $52.6 million
(4) Estimate provided is mid-point of expected organic growth capital spend range
Organic Growth Capital Spending
$0
$80
$160
$240
$320
2008 2009 2010 2011 2012P
Perth Amboy
BORCO
Natural Gas
Storage
Legacy Assets (excl.
NGS)
$91.5
$261.9
$63.8
$46.5
$270.0
Major Capital Projects in Current Year
Transformation of Perth Amboy terminal into highly efficient, multi-
product storage, blending, and throughput facility
Significant expansion and product diversity plans at BORCO facility
Transformation of our Albany marine terminal to handle crude via rail and ship; represents another connection for us to crude-rich
Bakken shale play
Propylene rail loading and storage project and storage expansion and unit train rack construction at two terminals within our
Chicago complex
Pipeline expansion between our Linden, NJ and Macungie, PA
terminals to increase capacity to Western PA
Butane blending and vapor recovery installations planned for numerous terminal facilities across our system

Domestic Pipelines & Terminals © Copyright 2012 Buckeye Partners, L.P. 9

(b / d - 000's)

(b / d - 000's)

BUCKEYE PARTNERS, L.P.

DOMESTIC PIPELINES & TERMINALS OVERVIEW
© Copyright 2012 Buckeye Partners, L.P.

Petroleum storage tanks at our Macungie terminal in Pennsylvania
•
Pipelines & Terminals segment represents Buckeye’s
largest segment contribution to Adjusted EBITDA
•
Over 6,000 miles of pipeline located primarily in the
Northeast and Midwest United States moving over 1.3
million barrels of liquid petroleum products per day
with more than 100 delivery points
•
Approximately 100 liquid petroleum product storage
terminals located throughout the United States
•
Approximately 41 million barrels of storage capacity
(1) YTD as of September 30, 2012
(2)
Terminal Throughput Volumes
(1)
Pipeline Throughput Volumes
(1)(2)
1,483.4
1,395.4
1,323.1 1,316.3
1,358.1
1,386.7
0
500
1,000
1,500
2,000
2007 2008 2009 2010 2011 2012
482.3
464.4
471.9
562.5
742.8
888.3
0
250
500
750
1000
2007 2008 2009 2010 2011 2012
Pipeline volumes exclude contribution from the Buckeye NGL Pipeline sold in January of 2010

BP PIPELINES & TERMINALS ACQUISITION
© Copyright 2012 Buckeye Partners, L.P.

•
Transaction closed in June 2011
•
Total transaction purchase price of $165 million
•
33 liquid products terminals expanding Buckeye’s
footprint in the Midwest as well as providing
geographic diversity with terminals in the Southeast
and on the West Coast
•
643 miles of refined product pipeline in Iowa and
Northern Ohio
•
590-mile “Lower V” pipeline system that originates
in Dubuque, Iowa and runs southwest into Missouri
and then northwest back into Iowa
•
53 miles of pipelines in Northern Ohio
Transaction Overview Benefits to Buckeye
•
Represents a key step in Buckeye’s continued expansion
and geographic diversification efforts
•
Facilitates participation in several growth markets
outside Buckeye’s previous system footprint
•
Provides stable tariff and fee-based revenue streams,
supported by multi-year throughput commitments by BP
•
Acquisition was accretive to distributable cash flow
•
Commercial development of these assets has exceeded
plan
•
Execution of our Best Practices Initiative strategies:
•
Rapid realization of operating synergies with
Buckeye’s existing assets
•
Headcount reduction pursuant to synergy realization
•
Process improvement resulting in efficient, cost-
effective operations
•
Operation of integrated assets under Buckeye
business strategy, which includes utilization of assets
at the lowest costs per unit

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Volume (bpd)
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Volume (bpd)
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12

BUCKEYE PARTNERS, L.P.

BP ACQUISITION—STRONG RESULTS
Successful Execution of Terminal Growth Franchise
© Copyright 2012 Buckeye Partners, L.P.

•
Pipeline and terminal volumes have exceeded plan since
inception
•
Continued growth expected with several additional new
contracts still to be signed in the short term
•
Belton, SC and Fairfax, VA are select examples that
highlight significant growth through incremental third-
party business, and new products and service offerings
Terminal Growth Franchise – Ability to quickly integrate these spun-
off assets while unlocking significant value through
commercialization and application of our best practices formula
32
34
13.1
Belton, SC
Fairfax, VA
Number of new third-party terminal customers
Percentage increase in Adj. EBITDA contribution
from these assets for June 2012 vs. June 2011
Percentage of volume growth across all 33 acquired
terminals since inception

PERTH AMBOY ACQUISITION OVERVIEW
© Copyright 2012 Buckeye Partners, L.P.

Note: Facility
located in Perth
Amboy, NJ.
Green line
indicates
approximate
property
boundaries
(1) Includes acquisition purchase price and capital spent on tanks, terminal piping, dock and truck rack improvements, and ~6 miles of new pipeline to be constructed from Perth Amboy to Buckeye’s Linden, NJ complex.
(2) One of the barge docks is currently out of service.
Facility Overview
Acquisition of a New York Harbor marine terminal for
liquid petroleum products from Chevron for $260
million in cash
Unique opportunity to acquire key link in the product
logistics chain to unlock significant long-term value
across the Buckeye enterprise
Near-term plans to transform existing terminal into a
highly efficient, multi-product storage, blending, and
throughput facility
Anticipated growth capital investment in the facility of
~$200-250 million over the next three years at
attractive annual Adjusted EBITDA investment multiple
of  4 – 5x, resulting in all-in Adjusted EBITDA
investment multiple of 7 – 8x (1)
Transaction supported by multi-year storage, blending,
and throughput commitments from Chevron
Closed on July 26, 2012
Expected to be accretive to distributable cash flow per
unit in 2013
Portion of purchase price funded indirectly by
February 2012 registered direct offering of LP units
Located in New York Harbor as a NYMEX delivery point
Approximately 4.0 MMBbls total storage capacity
~2.7 MMBbls of active refined product storage
~1.3 MMBbls of refurbishable storage
4 docks (1 ship, 3 barge (2)
) with water draft up to 37'
Pipeline, water, rail, and truck access
~250 acre site with significant undeveloped acreage for expansion potential
Close proximity for integration with Buckeye’s Linden complex
Assessing opportunities for handling Bakken-sourced crude at this facility via rail and ship
Transaction Overview

PERTH AMBOY COMMERCIAL STRATEGY
PADD (1) 1 Market Opportunity
•
The PADD 1 region has ~36% of the U.S.
population and relies on PADD 3 and international
imports and transfers of refined products to meet
market demand
•
All U.S. Northeast product not produced by local
refineries must be supplied either through import
or inter-PADD transfers, increasing storage
capacity demand in the New York Harbor
•
New York Harbor NYMEX delivery point:  nexus of
U.S. Northeast petroleum flows
•
Significantly more trading liquidity than
Philadelphia market
© Copyright 2012 Buckeye Partners, L.P.

(1) Petroleum Administration for Defense Districts
Buckeye Business Strategy
•
Pipeline constraints and poor facility configurations
(tank-to-tank communication) at some existing
terminals in New York Harbor result in inefficiencies
•
Ability to complement storage with local product
distribution via truck rack
•
Strong interest expressed for a Bakken/Utica crude
solution, bunker fuel growth, and asphalt
terminalling/supply
•
Facilitates U.S. Northeast product flow and logistics
•
Secures and diversifies access to product supply
•
Extension of the product value chain with BORCO
•
Opportunity to tie-in imports and exports to/from the
U.S.
We believe optimal facility configuration with simultaneous operations and high-speed takeaway capacity will give Perth Amboy competitive advantages in the marketplace
•
Multi-mode takeaway capacity (pipe, water,
rail, truck) connected to the Buckeye system
and inland distribution network
•
Balanced focus on imports/exports for clean
products (gasoline, distillates, jet) and dirtier fuels
(crude, fuel oil, asphalt)
•
Perth Amboy is in a highly attractive location
in the New York Harbor with access to the
large local PADD 1 market

Green Bay
Des Moines
Chicago
Detroit
Pittsburgh
Macungie
New York City
Perth Amboy
Lima
Indianapolis
St. Louis
Louisville
Richmond
Memphis
Atlanta
Birmingham
Montgomery
Lake Charles
Tampa
Bahamas
Miami
Puerto Rico

BUCKEYE PARTNERS, L.P.

LONG-TERM VISION – “Connecting the Dots…”
• Global supply and demand imbalances expected to persist, but they will likely continue to shift as the rate of change accelerates
• Anticipate new sources of product supply in the future
• New global refining capacity coming online will seek deficit markets
• Northeast U.S. refineries face long-term challenges from high cost and low investment
• We believe New York Harbor and Buckeye’s pipeline system are critical components to facilitate Northeast product flow logistics
• Perth Amboy is expected to function as a premier access point for refined petroleum products moving into PADD 1
• A component of our strategy in acquiring BORCO was to help facilitate product flow into the Buckeye system in PADD 1
• BORCO, Perth Amboy, and Yabucoa are key components of a
long-term marine terminal strategy
• Create a more fully integrated and flexible system with superior trade flow connectivity, service capabilities, and tankage versatility
• Execution on this strategy will continue to differentiate
Buckeye’s service offerings and provide sustainability and
optionality for further growth in our core businesses
© Copyright 2012 Buckeye Partners, L.P.

BORCO
Yabucoa

DOMESTIC PIPELINES & TERMINALS GROWTH POTENTIAL
NY Harbor to PA Expansion
(completed 4/1/12):
• Increased Buckeye’s ability to handle NY Harbor
barrels destined for the Pennsylvania market
• Incremental 30,000 bpd of pipeline capacity
Bakken Crude:
• Multi-year agreement to support transformation
of the Albany marine terminal to handle crude
via rail and ship for major oil refiner
• Contracted to offload approximately 8,600 bpd
of Bakken crude for refinery customer at
Woodhaven, MI facility
• Perth Amboy well-suited for handling via rail
Butane Blending:
• Significant growth driven by strong blending
margins
• Improved blending efficiencies and oversight
• Opportunities for further locational deployment
of blending capabilities
Propylene Rail Facility
(in progress):
• Construction of new propylene storage at East
Chicago facility
• Add rail loading capability at that facility
© Copyright 2012 Buckeye Partners, L.P.

Utica Shale
Opportunity:
• Development is
in early stages,
but industry
consensus is that
crude logistics
solutions will be
needed
• Buckeye has
presence in area
and has
opportunity to
utilize existing
infrastructure,
including ROW
and underutilized
lines, to be key
logistics provider
Miami and JFK Airports Pipeline Expansions (potential):
• Reviewing expansion options as a result of jet fuel volume growth
Chicago Complex Crude Oil Storage Opportunity (potential):
• Opportunity to leverage asset footprint in Chicago to take advantage of changing crude oil slates in the market
PROJECTS
Primary
Utica Shale

FERC ORDER DEVELOPMENTS
Buckeye Pipe Line’s Market-Rate Program
Program Background and “Show Cause” Proceeding
• In 1991, FERC approved Buckeye Pipe Line Company, L.P.’s (“BPL Co.”) use of an innovative rate-setting system.
• In its 15 competitive markets, BPL Co. sets tariff rates in response to competitive forces, subject to a cap
• Rates in the other five markets, including NYC, are tied to changes in rates in the competitive markets
• On March 1, 2012, BPL Co. filed for routine, system-wide rate increases; a single airline shipper in the NYC area protested.
• On March 30, 2012, FERC issued an order rejecting the rate increases and initiated a review of the program.
• BPL Co.’s response, which was filed May 15, affirmed that the program has functioned reasonably, has adjusted rates in line with the pipeline industry, and has not caused undue discrimination among its shippers.
• On June 29, 2012, the initial protesting party filed comments contending that BPL Co.’s program has not been reasonable and should be discontinued; three companies intervened without taking a position, and three companies and a committee representing jet fuel consumers at an airport supported the position of the protesting party. Additional filings were made by the parties in July and August. One of the intervenors withdrew from the proceeding in October.
• In 2011, BPL Co. generated approximately $295 million of the revenue in Buckeye’s Pipelines & Terminals operating segment and deliveries of jet fuel to the NYC airports generated approximately $30 million of BPL Co.’s revenues. FERC’s order does not affect any pipelines or terminals owned by Buckeye’s other operating subsidiaries.
• Although Buckeye believes the program should be preserved, FERC may discontinue or modify it to conform to its generic rate-setting methodology of indexing or one of the alternative methodologies (market-based, cost-based, or settlement-based rates).
Airlines’ Complaint
• On September 20, 2012, four airlines filed a complaint at FERC challenging BPL Co.’s tariff rates for transporting jet fuel to three NYC airports
– the same movements that were the subject of the March protest that led to the “show cause” proceeding.
• The complaint is not directed at BPL Co.’s rates for service to other destinations, and it has no impact on the pipeline systems and terminals owned by Buckeye’s other operating subsidiaries.
• On October 10, 2012, BPL Co. filed its answer to the complaint, and additional filings were made by the parties in October and November.
No third parties have filed to intervene in the complaint proceeding.
• While we cannot predict when FERC will act on the airlines’ complaint or what FERC may do, all parties have expressed a willingness to explore settlement by participating in FERC’s standard settlement processes.  We believe it is likely that FERC will initiate a settlement process, though we cannot predict whether the process will be successful.
© Copyright 2012 Buckeye Partners, L.P.

FERC ORDER DEVELOPMENTS (Continued)
Buckeye Pipe Line’s Market-Rate Program
Market-Based Rates Application for New York City Market
• On October 15, 2012, BPL Co. filed an application with FERC seeking authority to charge market-based rates for deliveries of refined petroleum products to the NYC market.
• If FERC grants the application, BPL Co. would be permitted prospectively to set its rates in response to competitive forces, and the airlines’ cost-based challenges to BPL Co.’s jet fuel delivery rates to the NYC airports would be moot with respect to future rates.
• Buckeye believes that the New York City-area market is robust and highly competitive.  The New York Harbor is one of the world’s most active refined petroleum products markets.  Within this market, BPL Co.’s customers have access to numerous existing alternatives, via pipeline, barge, and truck, to transport refined products. The three airports are located near other active products pipelines or barge docks and, with reasonable investment, should be able to access alternative jet fuel supplies efficiently and economically.
• Any protests or comments on BPL Co.’s market-based rates application are due by December 14th.  Buckeye cannot predict when FERC will  act on the application or what it will do.
Depending on the outcome of these proceedings, the level of some or all of BPL Co.’s rates could be subject to change, which could have a material impact on our revenues.
© Copyright 2012 Buckeye Partners, L.P.

International Pipelines & Terminals © Copyright 2012 Buckeye Partners, L.P. 19

BORCO
• World-class marine storage terminal for crude oil, fuel oil, and refined petroleum products
• 23.3 MMBbls capacity
• Located in Freeport, Bahamas, 80 miles from Southern Florida and
920 miles from New York Harbor
• Deep-water access (up to 91 feet) and the ability to berth VLCCs and ULCCs
• Significant amount of capacity under long-term (3-5 year) take or pay contracts
• World-class customer base
• Variable revenue generation from ancillary services such as berthing, blending, bunkering, and transshipping
• Hub for international logistics
• Expansion project approved for 4.7 million barrels with 1.9 million barrels delivered to date; room to double storage capacity if market conditions permit
International Pipelines & Terminals Yabucoa, Puerto Rico
• Well maintained facility with superior blending/manufacturing facilities
• 4.6 million barrels of refined petroleum product, fuel oil, and crude oil storage capacity
• Strategic location supports a strong local market and also provides regional growth opportunities
• Long-term fee-based revenues supported by multi-year volume commitments from Shell
© Copyright 2012 Buckeye Partners, L.P.

INTERNATIONAL PIPELINES AND TERMINALS
(1) Excludes non-cash amortization of unfavorable storage contracts.
83%
11%
6%
BORCO 2011 REVENUE
(1)
Storage (take or pay)
Berthing (variable)
Other Ancillary (variable)
66%
20%
14%
BORCO 2011 LEASED CAPACITY
Fuel Oil
Crude Oil
Refined Products

BORCO BERTHING CAPABILITIES
SIX OFFSHORE JETTIES AND INLAND DOCK
© Copyright 2012 Buckeye Partners, L.P.

BERTH 5
Fuel Oil
Clean Products
BERTH 6
Crude Oil
Fuel Oil
Clean Products
BERTH 7
Fuel Oil
Clean Products
BERTH 8
Crude Oil
Fuel Oil
Clean Products
BERTH 10
Crude Oil
Fuel Oil
Berth 12
(Inland Dock)
Fuel Oil
Clean Products
BERTH 9
Crude Oil
Fuel Oil

Bluefield Area
Greenfield Area
Yellowfield Area

Expansion Capacity (Mmbls)
Cumulative CAPEX $MM

BUCKEYE PARTNERS, L.P.

BORCO INTERNAL GROWTH PROJECTS
EXPANSION AND OTHER GROWTH OPPORTUNITIES
Significant Land Available for Expansion
© Copyright 2012 Buckeye Partners, L.P.

• Expansion project at BORCO well underway
• Phase 1 to add approximately 3.5 million barrels of storage capacity
• 1.1 million barrels of fuel oil storage in operation as of July
2012
• ~0.8 million barrels of refined products storage in operation as of October 2012
• ~1.6 million barrels of refined products storage to be in-
service in first quarter of 2013
• Initiation of Phase 2 expansion of 1.2 million barrels of crude oil storage expected to be in service in the third quarter of 2013
• Longer-term opportunity to double storage capacity in Greenfield
• Offshore jetty (2 berths) and inland dock construction completed and operations initiated in the fourth quarter of 2011
Other Internal Growth Opportunities
• Crude Unit
• Strong interest in setting up crude topping unit at BORCO
• Driver: need for low sulfur fuel oil
• Strategic alliance could also support GC exports as
shale/Canadian crude floods into GC (export after “minor
processing”)
• Bunkering Opportunities  – Blended Fuel Oil
• BORCO is the logical, geographical, optimum spot for a new
“Bunker filling station”
• 2014 Panama Canal expansion to allow passage of Suezmax
vessels expected to lead to 20-30% increase in traffic, BORCO location ideal to service the incremental vessels
BORCO Expansion Capacity
(1)
–millions of barrels
(1) Graph reflects expected midpoint of capital spend range. Dates represent expected date that capacity is placed in service.
$50
$100
$150
$200
$250
0
1
2
3
4
5
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012 2013
Yellowfield 2
Bluefield 2
Bluefield 1
Yellowfield 1
• Approximately 75% of total expansion capacity is already leased
Capex

Buckeye Services © Copyright 2012 Buckeye Partners, L.P. 23

BUCKEYE SERVICES OVERVIEW
© Copyright 2012 Buckeye Partners, L.P.

Contract operations
Project origination
Asset development
Engineering design
Project management
Natural Gas Storage
•
Buckeye’s Lodi Gas Storage facility is a high performance natural gas storage facility with approximately 30 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area
•
Revenue is generated through firm storage services and hub services
•
The facilities collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day (MMcf/day) and 750 MMcf/day, respectively
•
Energy Services
Development & Logistics
Buckeye Development & Logistics (“BDL”) operates
and/or maintains third-party pipelines under
agreements with major oil and chemical companies
BDL is also responsible for identifying and
completing potential acquisitions and organic
growth projects for Buckeye
BDL services offered to customers
Lodi’s facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations
Energy Services
Buckeye Energy Services (“BES”) markets a wide
range of refined petroleum products and other
ancillary products in areas served by Buckeye’s
pipelines and terminals
Strategy for mitigating basis risk included a
reduction of refined product inventories in the
Midwest and focusing on fewer, more strategic
locations for transacting business
Recently reduced costs by right-sizing the
infrastructure for reduced geographic focus
Contributed almost $32 million in revenues to
Domestic Pipelines & Terminals over last 12
months while also providing valuable insight on
demand and pricing support for our terminalling
and storage business

Financial Overview © Copyright 2012 Buckeye Partners, L.P. 25

$600
$500
$400
$300
$200
$100
$0
($MM)
$248.5
$313.6
$370.2
$382.6
$487.9
$509.0
2007
2008
2009
2010
2011
LTM

1.60x
1.20x
0.80x
0.40x
0.00x
Proforma Distribution Coverage
Declared Distribution Coverage
0.95x
1.01x
1.16x
1.03x
0.96x(1)
0.91x
0.95x(1)
0.90x
2007
2008
2009
2010
2011
LTM

$5.00
$3.75
$2.50
$1.25
$0.00
$3.275
$3.475
$3.675
$3.875
$4.075
$4.150
2007
2008
2009
2010
2011
LTM

6.00x
4.50x
3.00x
1.50x
0.00x
3.09x
4.44x
3.95x
3.94x
4.69x
5.01x
2007
2008
2009
2010
2011
LTM

BUCKEYE PARTNERS, L.P.

FINANCIAL PERFORMANCE
© Copyright 2012 Buckeye Partners, L.P.

Adjusted EBITDA ($MM)
(1)(2)
Cash Distributions per Unit
Cash Distribution Coverage
(2)(3)
(1) LTM as of September 30, 2012
(2) See Appendix for Non-GAAP Reconciliations
(3) Distributable cash flow divided by cash distributions declared for the respective periods
(4) Long-term debt less cash and cash equivalents divided by Adjusted EBITDA
Net LT Debt/Adjusted EBITDA
(1)(4)(6)
(5)  Pro forma distribution coverage excludes $17.1 million of acquisition and integration expenses incurred in 2011 and $15.3 million during the LTM period ended September 30, 2012
(6)  For purposes of calculating the leverage, Adjusted EBITDA is adjusted for pro forma impacts of acquisitions

INVESTMENT SUMMARY
Stability and Growth
•
Proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles
•
Management continues to drive operational excellence through its best practices initiative
•
Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities, and provide significant near-term growth projects
•
July 2012 acquisition of marine terminal facility in Perth Amboy, NJ from Chevron furthers Buckeye’s strategy to create a fully integrated and flexible system that offers unparalleled connectivity and service capabilities;
provides significant near-term growth opportunities at attractive multiple
•
World-class BORCO marine storage terminal with 23.3 million barrels of storage capacity for crude oil and liquid petroleum products in Freeport, Bahamas with approved expansion project of 4.7 million barrels, including 1.9 million barrels operational in the second half of 2012; serves as important logistics hub for international petroleum product flows
•
Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of changing supply and demand fundamentals for crude and refined petroleum products to drive improved returns to unitholders
© Copyright 2012 Buckeye Partners, L.P.

Non-GAAP Reconciliations © Copyright 2012 Buckeye Partners, L.P. 28

BASIS OF REPRESENTATION; EXPLANATION OF NON-GAAP MEASURES
© Copyright 2012 Buckeye Partners, L.P.

Buckeye’s equity-funded merger with Buckeye GP Holdings, L.P. (“BGH”) in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of LP units outstanding increase from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation  of an equity incentive plan that had been instituted in 2007.
Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook.
Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies.  Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income.
This presentation references forward-looking estimates of Adjusted EBITDA and investment multiples projected to be generated by the Perth Amboy terminal. A reconciliation of estimated Adjusted EBITDA to GAAP net income is not provided because GAAP net income generated by the Perth Amboy terminal for the applicable periods is not accessible.  Buckeye has not yet completed the necessary valuation of the various assets to be acquired, a determination of the useful lives of these assets for accounting purposes, or an allocation of the purchase price among the various types of assets.  In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the Perth Amboy terminal operations without unreasonable effort. Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the Perth Amboy terminal is not accessible or estimable at this time. The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA.

NON-GAAP RECONCILIATIONS
© Copyright 2012 Buckeye Partners, L.P.

Net Income to Adjusted EBITDA ($M)
(1) LTM as of September 30, 2012.
(2) On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) In 2010, Buckeye revised its definition of Adjusted EBITDA to exclude non-cash unit-based compensation expense, the 2010 non-cash equity plan modification expense and income attributable to noncontrolling interests affected by the merger for periods prior to our buy-in of our general partner. These amounts were excluded from Adjusted EBITDA presented for 2008, 2009 and 2010 in our Annual Report on Form 10-K for the year ended
December 31, 2010, as amended. Adjusted EBITDA for 2007 has been restated in this presentation to exclude these amounts for comparison purposes.
2007 2008 2009 2010 2011 LTM
(1)
Net income attributable to BPL 22,921 26,477 49,594 43,080 108,501 251,141
Interest and debt expense 51,721 75,410 75,147 89,169 119,561 114,428
Income tax expense (benefit) 760 801 (343) (919) (192) 1,177
Depreciation and amortization 40,236 50,834 54,699 59,590 119,534 136,793
EBITDA 115,638 153,522 179,097 190,920 347,404 503,539
Net income attributable to noncontrolling interests affected by merger
(2)
131,941 153,546 90,381 157,467 - -
Amortization of unfavorable storage contracts - - - - (7,562) (10,994)
Gain on sale of equity investment - - - - (34,727) (615)
Non-cash deferred lease expense - 4,598 4,500 4,235 4,122 3,956
Non-cash unit-based compensation expense 968 1,909 4,408 8,960 9,150 13,152
Equity plan modification expense - - - 21,058 - -
Asset impairment expense - - 59,724 - - -
Goodwill impairment expense - - - - 169,560 -
Reorganization expense - - 32,057 - - -
Adjusted EBITDA
(3)
248,547 313,575 370,167 382,640 487,947 509,038
Adjusted Segment EBITDA
Pipelines & Terminals 238,830 253,790 302,164 346,447 361,018 390,983
International Operations - - - (4,655) 112,996 122,553
Natural Gas Storage - 41,814 41,950 29,794 4,204 3,639
Energy Services - 9,443 19,335 5,861 1,797 (19,540)
Development & Logistics 9,717 8,528 6,718 5,193 7,932 11,403
Total Adjusted EBITDA
(3)
248,547 313,575 370,167 382,640 487,947 509,038

NON-GAAP RECONCILIATIONS
© Copyright 2012 Buckeye Partners, L.P.

Net Income to Distributable Cash Flow ($M)
(1) LTM as of September 30, 2012.
(2) On November, 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) In 2011, Buckeye revised its definition of Distributable Cash Flow to exclude amortization of deferred financing costs and debt discounts. Distributable Cash Flow for 2007-2010 have been restated to exclude those amounts for comparison purposes.
2007 2008 2009 2010 2011 LTM
(1)
Net income attributable to BPL 22,921 26,477 49,594 43,080 108,501 251,141
Depreciation and amortization 40,236 50,834 54,699 59,590 119,534 136,793
Net income attributable to noncontrolling interests affected by merger
(2)
131,941 153,546 90,381 157,467 - -
Gain on sale of equity investment - - - - (34,727) (615)
Non-cash deferred lease expense - 4,598 4,500 4,235 4,122 3,956
Non-cash unit-based compensation expense 968 1,909 4,408 8,960 9,150 13,152
Equity plan modification expense - - - 21,058 - -
Asset impairment expense - - 59,724 - - -
Reorganization expense - - 32,057 - - -
Non-cash senior administrative charge 950 1,900 475 - - -
Amortization of unfavorable storage contracts - - - - (7,562) (10,994)
Write-off of deferred financing costs - - - - 3,331 -
Amortization of deferred financing costs and debt discounts
(3)
1,448 1,737 3,134 4,411 4,289 3,476
Goodwill impairment expense - - - - 169,560 -
Maintenance capital expenditures (33,803) (28,936) (23,496) (31,244) (57,467) (56,662)
Distributable Cash Flow 164,661 212,065 275,476 267,557 318,731 340,247
Distributions for Coverage ratio
(4)
173,689 209,412 237,687 259,315 351,245 376,177
Coverage Ratio 0.95x 1.01x 1.16x 1.03x 0.91x 0.90x
Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period. 2012 amounts reflect actual cash distributions paid on LP units for the quarters ended March 31, 2012 and
June 30, 2012 and estimated cash distributions paid on LP units for the quarter ended September 30, 2012. Distributions with respect to the  Class B units outstanding on the record date for each  quarter ended during 2011 and
2012 were paid in additional Class B units rather than in cash.
(4)